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                                                                    EXHIBIT 99.2

                             STOCK OPTION AGREEMENT


            STOCK OPTION AGREEMENT (the "Agreement"), dated as of January 12, 2000 between U.S. Trust Corporation, a New York corporation ("Issuer"), and The Charles Schwab Corporation, a Delaware corporation ("Grantee").

                              W I T N E S S E T H:
                              - - - - - - - - - --

            WHEREAS, as a condition to, and simultaneously with, the execution and delivery of this Agreement, Grantee, Patriot Merger Corporation, a New York corporation ("Merger Sub"), and Issuer are entering into an Agreement and Plan of Merger pursuant to which Merger Sub will merge with and into Issuer on the terms and subject to the conditions set forth therein; and

            WHEREAS, as a condition to Grantee's entering into the Merger Agreement and in consideration therefor, Issuer has agreed to grant Grantee the Option (as hereinafter defined);

            NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

            1. (a) Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 3,713,558 fully paid and nonassessable shares ("Option Shares") of Issuer's Common Stock, par value $1.00 per share ("Common Stock"), at a price of $125.00 per share (the "Option Price"); provided, however, that in the event Issuer issues or agrees to issue any shares of Common Stock (other than as permitted under the Merger Agreement) at a price less than the Option Price (as adjusted pursuant to Section 5), the Option Price shall be equal to such lesser price; provided further, that in no event shall the number of shares of Common Stock for which this Option is exercisable exceed 19.9% of the Issuer's issued and outstanding shares of Common Stock. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

               (b) In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement), the number of shares of Common Stock subject to the Option shall be increased so that, after such issuance, such number equals 19.9% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 1(b) or elsewhere in this Agreement shall be deemed to authorize Issuer or Grantee to breach any provision of the Merger Agreement.

            2. (a) Grantee may exercise the Option, with respect to any or all of the Option Shares, at any time and from time to time, after a Triggering Event (as hereinafter defined) shall have occurred; provided, however, that the Option will terminate and be of no further force or effect upon the earliest to occur of: (i) the Effective Time (as defined in the Merger Agreement), (ii) twelve months after the first occurrence of a Triggering Event and (iii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of a Triggering Event, unless, in the case of clause (iii), Grantee has the right to



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receive a Termination Fee (as defined in the Merger Agreement) following such termination upon the occurrence of certain events, in which case the Option will not terminate until the later of (x) twelve months following the time such Termination Fee first becomes payable and (y) the expiration of the time period in which Grantee has such right or could obtain the right to receive a Termination Fee. The date on which the Option terminates is referred to hereinafter as the "Exercise Termination Event." Notwithstanding the occurrence of an Exercise Termination Event, Grantee will be entitled to purchase the Option Shares if it has exercised the Option in accordance with the terms hereof prior to the Exercise Termination Event and the termination of the Option will not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

               (b) A "Triggering Event" shall mean any event as a result of which Grantee is entitled to receive the Termination Fee pursuant to Section 8.2(b) of the Merger Agreement by reason of all the conditions stated in Section 8.2(b) having been satisfied.

               (c) Issuer shall notify Grantee promptly in writing of the occurrence of any Triggering Event of which it has notice, it being understood that the giving of such notice by Issuer shall not be a condition to the right of Grantee to exercise the Option.

               (d) In the event Grantee is entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided that, if prior notification to or approval of the Federal Reserve Board or any other regulatory agency is required in connection with such purchase, Grantee shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed; provided further, that the Closing Date shall not in any event be later than twelve months after the Notice Date. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

               (e) At the closing referred to in subsection (d) of this Section 2, Grantee shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Issuer; provided that, failure or refusal of Issuer to designate such a bank account shall not preclude Grantee from exercising the Option.

               (f) At such closing, simultaneously with the delivery of immediately available funds as provided in subsection (e) of this Section 2, Issuer shall deliver to Grantee a certificate or certificates representing the number of shares of Common Stock purchased by Grantee and, if the Option should be exercised in part only, a new Option evidencing the rights of Grantee thereof to purchase the balance of the shares purchasable hereunder, and Grantee shall deliver to Issuer a letter agreeing that Grantee will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Agreement.



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               (g) Certificates for Common Stock delivered at a closing
hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

            "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Issuer and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on file at the principal office of Issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor."

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "1933 Act"), in the above legend shall be removed by delivery of substitute certificate(s) without such reference if Grantee shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such legend is not required for purposes of the 1933 Act, (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

               (h) Upon the giving by Grantee to Issuer of the written notice of exercise of the Option provided for under subsection (e) of this Section 2 and the tender of the applicable purchase price in immediately available funds, Grantee shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to Grantee. Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of Grantee.

            3. Issuer agrees: (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Common Stock, (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer (provided that compliance by Issuer with applicable law and regulation shall be deemed to not be a voluntary act), (iii) promptly use best efforts to take all action as may from time to time be required (including (x) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. Section 18(a) and regulations promulgated thereunder and (y) in the event, under the Bank Holding Company Act of 1956, as amended (the "BHCA"), or the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to the Federal Reserve Board, to the Office of Thrift Supervision or to any state regulatory authority is necessary before the Option may be exercised, cooperating fully



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with Grantee in preparing such applications or notices and providing such information to the Federal Reserve Board or such state regulatory authority as they may require) in order to permit Grantee to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto and (iv) promptly to take all action provided herein to protect the rights of Grantee against dilution.

            4. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

            5. In addition to the adjustment in the number of shares of Common Stock that are purchasable upon exercise of the Option pursuant to Section 1 of this Agreement, the number of shares of Common Stock purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as provided in this Section 5. In the event of any change in, or distributions in respect of, the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares, distributions on or in respect of the Common Stock that would be prohibited under the terms of the Merger Agreement, or the like, the type and number of shares of Common Stock purchasable upon exercise hereof and the Option Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction to provide for such proper adjustment and the full satisfaction of the Issuer's obligations hereunder.

            6. Issuer shall, at the request of Grantee delivered within two years after the exercise of the Option, promptly prepare, file and keep current a shelf registration statement under the 1933 Act covering any Option Shares and shall use its commercially reasonable efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of any Option Shares in accordance with any plan of disposition requested by Grantee. Issuer will use its commercially reasonable efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective or such shorter time as may be reasonably necessary to effect such sales or other dispositions. Grantee shall have the right to demand two such registrations. The foregoing notwithstanding, if, at the time of any request by Grantee for registration of Option Shares as provided above, Issuer is in registration with respect to an underwritten public offering of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering the inclusion of Grantee's Option Shares would interfere with the successful marketing of the shares of Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; and provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of Grantee shall constitute at least 25% of the total number of shares to be sold by Grantee and Issuer in the aggregate; and provided further, however, that if such reduction occurs, then Issuer shall file a



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registration statement for the balance as promptly as practical and no reduction shall thereafter occur. Grantee shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. If requested by Grantee in connection with such registration, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in secondary offering underwriting agreements for Issuer.

            7. (a) At any time after the occurrence of a Repurchase Event (as defined below), (i) at the request of Grantee, delivered prior to an Exercise Termination Event, Issuer (or any successor thereto) shall repurchase the Option from Grantee at a price (the "Option Repurchase Price") equal to the amount by which (A) the Market Price (as defined below) exceeds (B) the Option Price, multiplied by the number of shares for which this Option may then be exercised and (ii) at the request of Grantee at any time it is the owner of Option Shares (the "Owner"), delivered prior to an Exercise Termination Event, Issuer shall repurchase such number of the Option Shares from the Owner as the Owner shall designate at a price (the "Option Share Repurchase Price") equal to the Market Price multiplied by the number of Option Shares so designated. The term "Market Price" shall mean the average closing price for shares of Common Stock for the five trading days ending on and including the trading day immediately preceding the date Grantee gives notice of the required repurchase of this Option or the Owner gives notice of the required repurchase of Option Shares, as the case may be.

               (b) Grantee and the Owner, as the case may be, may exercise its right to require Issuer to repurchase the Option and any Option Shares pursuant to this Section 7 by surrendering for such purpose to Issuer, at its principal office, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that Grantee or the Owner, as the case may be, elects to require Issuer to repurchase this Option and/or the Option Shares in accordance with the provisions of this
Section 7. Within the later to occur of (x) five business days after the surrender of a copy of this Agreement and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto and (y) the time that is immediately prior to the occurrence of a Repurchase Event, Issuer shall deliver or cause to be delivered to Grantee the Option Repurchase Price and/or to the Owner the Option Share Repurchase Price therefor or the portion thereof that Issuer is not then prohibited under applicable law and regulation from so delivering.

               (c) To the extent that Issuer is prohibited under applicable law or regulation from repurchasing the Option and/or the Option Shares in full, Issuer shall immediately so notify Grantee and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to Grantee and/ or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within five business days after the date on which Issuer is no longer so prohibited; provided, however, that if Issuer at any time after delivery of a notice of repurchase pursuant to paragraph (b) of this Section 7 is prohibited under applicable law or regulation from delivering to Grantee and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full (and Issuer hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish such repurchase), Grantee or the Owner may revoke its notice



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of repurchase of the Option or the Option Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly
(i) deliver to Grantee and/or the Owner, as appropriate, that portion of the Option Repurchase Price or the Option Share Repurchase Price that Issuer is not prohibited from delivering and (ii) deliver, as appropriate, either (A) to Grantee, a new Stock Option Agreement evidencing the right of Grantee to purchase that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Option Repurchase Price less the portion thereof theretofore delivered to Grantee and the denominator of which is the Option Repurchase Price, or (B) to the Owner, a certificate for the Option Shares it is then so prohibited from repurchasing.

               (d) For purposes of this Section 7, a "Repurchase Event" shall be deemed to have occurred (i) upon the consummation of any merger, consolidation or similar transaction involving Issuer or any purchase, lease or other acquisition of all or a substantial portion of the assets of Issuer, other than any merger, consolidation, purchase or similar transaction involving only Issuer and one or more of its Subsidiaries (as defined in the Merger Agreement) or involving only two or more of such Subsidiaries or (ii) upon the acquisition by any person of beneficial ownership of 50% or more of the then outstanding shares of Common Stock, provided that no such event shall constitute a Repurchase Event unless a Triggering Event shall have occurred prior to an Exercise Termination Event. Grantee will be entitled to exercise its rights under this Section 7 if it has exercised such rights in accordance with the terms hereof prior to the termination of the Option.

            8. (a) In the event that prior to an Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding voting shares and voting share equivalents of the merged company or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction (the date of such consummation the "Consummation Date") and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of either (x) the Acquiring Corporation (as hereinafter defined) or (y) any person that controls the Acquiring Corporation.

               (b) The following terms have the meanings indicated:

                    (i) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving person and (iii) the transferee of all or substantially all of Issuer's assets.



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                    (ii) "Substitute Common Stock" shall mean the common stock issued by the issuer of the Substitute Option upon exercise of the Substitute Option.

                    (iii) "Assigned Value" shall mean the Market Price, as defined in Section 7, as of the Consummation Date.

                    (iv) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the 30 trading days immediately preceding the Consummation Date; provided that, if Issuer is the issuer of the Substitute Option, the Average Price shall equal the Assigned Value.

               (c) The Substitute Option shall have the same terms as the Option; provided that, if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Grantee. The issuer of the Substitute Option shall also enter into an agreement (the "Substitute Option Agreement") with Grantee of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

               (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock as is equal to the Assigned Value multiplied by the number of shares of Common Stock for which the Option is then exercisable, divided by the Average Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall then be equal to the Option Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which the Option is then exercisable and the denominator of which shall be the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

               (e) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option.

               (f) Issuer shall not enter into any transaction described in subsection (a) of this Section 8 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder.

            9. (a) For the purposes hereof Total Gain as of any date shall be the aggregate of all amounts (before taxes) received by Grantee hereunder as (i) the Option Repurchase Price, (ii) the excess of (A) the Option Share Repurchase Price over (B) the aggregate amount of the Option Price paid for the shares for which Grantee receives the Option Share Repurchase Price and (iii) the Sale Proceeds. For the purposes hereof Sale Proceeds shall be the excess of (A) the net proceeds (before taxes, but after deducting brokerage commissions and other similar customary sales expenses) from the sale (other than a sale to Issuer (or any successor thereto) pursuant to Section 7) of Option Shares or any portion thereof over (B) the aggregate amount of exercise price paid for such Option Shares. In determining the amount of the Sale Proceeds, the value of any non-cash consideration received for the sale of the Option Shares shall be, (i) for securities listed on a national securities exchange or traded on the Nasdaq National Market, the average closing price per share of such security as reported on such exchange or the Nasdaq



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National Market for the five trading days prior to the date of delivery of such consideration to Grantee and (ii) for other securities or property, the value as determined by a nationally recognized independent investment banking firm mutually agreed upon by Grantee and Issuer. In the event that the Option is converted into a Substitute Option pursuant to Section 8, the provision of the applicable Substitute Option Agreement corresponding to this Section 9(a) shall provide that the Total Gain with respect to such Substitute Option shall include in its aggregate amount the Total Gain with respect to this Option as determined pursuant to this Section 9(a).

               (b) If at any time the aggregate amount of (x) the Total Gain and
(y) any Termination Fee paid to Grantee pursuant to Section 8.2(b) of the Merger Agreement shall exceed $150 million, Grantee at its sole election shall (i) deliver cash to Issuer, (ii) authorize Issuer to reduce the amount then payable to Grantee under Section 7, (iii) agree to cancel a portion of the Option, (iv) deliver Common Stock to Issuer (the shares so delivered being deemed to have a per share value equal to the closing price of the Common Stock on the day prior to the day of the event giving rise to the requirement to make such payment) or
(v) any combination thereof so that Grantee's realized Total Gain when aggregated with such Termination Fee so paid to Grantee no longer exceeds $150 million after taking into account the foregoing actions.

               (c) Notwithstanding any other provision of this Agreement, the Option may not be exercised for a number of shares as would, as of the date of exercise, result in a Notional Total Gain (as defined below) which, together with any Termination Fee theretofore paid to Grantee would exceed $150 million; provided that, nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date.

               (d) As used herein, the term "Notional Total Gain" with respect to any number of shares as to which Grantee may propose to exercise the Option shall be the Total Gain determined as of the date of such proposal assuming that the Option were exercised on such date for such number of shares and assuming that such shares, together with all other Option Shares held by Grantee and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

            10. The period for exercise of certain rights under Sections 2, 6 and 7 shall be extended to the extent necessary to avoid liability under Section 16(b) of the 1934 Act by reason of such exercise.

            11. Issuer hereby represents and warrants to Grantee as follows:

               (a) Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Issuer.



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               (b) Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights.

               (c) Issuer has taken all action (including, if required, redeeming all of the rights outstanding under, or amending or terminating, the PATRIOT Rights Agreement) so that the entering into of this Agreement, the acquisition of shares of Common Stock hereunder and the other transactions contemplated hereby do not and will not result in the grant of any rights to any person under the PATRIOT Rights Agreement or enable or require the rights outstanding thereunder to be exercised, distributed or triggered.

            12. Grantee hereby represents and warrants to Issuer that:

               (a) Grantee has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

               (b) The Option is not being, and any shares of Common Stock or other securities acquired by Grantee upon exercise of the Option will not be, acquired with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the 1933 Act.

            13. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party.

            14. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation making application to list the shares of Common Stock issuable hereunder on the New York Stock Exchange upon official notice of issuance and applying to the Federal Reserve Board under the BHCA for approval to acquire the shares issuable hereunder, but Grantee shall not be obligated to apply to state banking authorities for approval to acquire the shares of Common Stock issuable hereunder until such time, if ever, as it deems appropriate to do so.

            15. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.



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            16. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that Grantee is not permitted to acquire, or Issuer is not permitted to repurchase pursuant to Section 7, the full number of shares of Common Stock provided in Section 1(a) hereof (as adjusted pursuant to Sections 1(b) or 5 hereof), it is the express intention of Issuer to allow Grantee to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

            17. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Merger Agreement.

            18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

            19. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

            20. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

            21. Except as otherwise expressly provided herein or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

            22. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Merger Agreement.

            IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                     THE CHARLES SCHWAB CORPORATION


                                     By: /s/ DAVID S. POTTRUCK
                                     -----------------------------------

                                     Name: David S. Pottruck

                                     Title: President and Co-Chief
                                            Executive Officer

                                     U.S. TRUST CORPORATION



                                     By: /s/ H. MARSHALL SCHWARZ
                                     -----------------------------------
                                     Name: H. Marshall Schwarz

                                     Title: Chairman and
                                            Chief Executive Officer



                                      -11-